EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in Registration Statement No. 333-121064 on Form S-8 of Centrue Financial Corporation of our report dated June 26, 2007, appearing in this Annual Report on Form 11-K of the Centrue Bank 401(k) Savings Plan for the year ended December 31, 2006.



                                       /s/ Crowe Chizek and Company LLC
                                       --------------------------------
                                       Crowe Chizek and Company LLC

Oak Brook, Illinois
June 26, 2007